Filed pursuant to Rule 497(e)
File Nos. 333-215588; 811-23226

AAF First Priority CLO Bond ETF (AAA)
(the “Fund”)

October 26, 2020

Supplement to the Summary Prospectus
dated August 31, 2020

and

Prospectus and Statement of Additional Information (the “SAI”)
dated August 14, 2020

The “Principal Investment Strategies” section on pages 1–2 of the Summary Prospectus is supplemented to include the following: “The Fund will not invest in derivatives such as options, futures, swaps, or forwards for any purpose.”
The “LIBOR Discontinuance or Unavailability Risk” in the section entitled “Principal Investment Risks” on page 4 of the Summary Prospectus and the section entitled “Additional Information About the Fund—Principal Investment Risks” on pages 9–10 of the Prospectus is revised to delete references to “derivatives”. Additionally, the second paragraph of the section entitled “Federal Income Taxes—Taxation of Distributions” on page 24 of the SAI is revised to delete references to “derivatives”, and the second paragraph of the section entitled “Federal Income Taxes—Taxation of Fund Investments” on page 27 of the SAI is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.